                                                                   EXHIBIT 10.12

                      APPLIED MICRO CIRCUITS CORPORATION

                      THIRD AMENDMENT TO PROMISSORY NOTE



     THIS THIRD AMENDMENT TO PROMISSORY NOTE (the "Amendment"), effective as of January 30, 1997, is entered into by and between Applied Micro Circuits Corporation, a California corporation (the "Company"), and Roger A. Smullen ("Optionee"), and is entered into with respect to the Promissory Note (the "Note") dated as of January 30, 1992, pursuant to which the Company loaned Optionee an aggregate principal amount of $6,000.


     The parties wish to amend the Note.


     NOW, THEREFORE, the Company and Optionee hereby agree as follows:

     1. The principal and accrued interest under the Note shall be due and payable in full on January 30, 1998.

     2. Interest shall accrue on the unpaid principal balance of the Note following the date of this Amendment at the rate of 5.91% per annum, compounded annually (the minimum applicable federal rate necessary to avoid imputation of interest as a result of this Amendment).

     3. Except as expressly modified herein, the Note shall remain in full force and effect .

     4. This Amendment may be signed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed one and the same document.


     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.


     APPLIED MICRO CIRCUITS CORPORATION



     BY:  [SIGNATURE]                         [SIGNATURE]
          -----------                         -----------

                                              Roger A. Smullen


     TITLE:___________________________

                      APPLIED MICRO CIRCUITS CORPORATION

                      THIRD AMENDMENT TO PROMISSORY NOTE



     THIS THIRD AMENDMENT TO PROMISSORY NOTE (the "Amendment"), effective as of January 30, 1997, is entered into by and between Applied Micro Circuits Corporation, a California corporation (the "Company"), and Roger A. Smullen ("Optionee"), and is entered into with respect to the Promissory Note (the "Note") dated as of January 30, 1992, pursuant to which the Company loaned Optionee an aggregate principal amount of $3,000.


     The parties wish to amend the Note.


     NOW, THEREFORE, the Company and Optionee hereby agree as follows:

     1. The principal and accrued interest under the Note shall be due and payable in full on January 30, 1998.

     2. Interest shall accrue on the unpaid principal balance of the Note following the date of this Amendment at the rate of 5.91% per annum, compounded annually (the minimum applicable federal rate necessary to avoid imputation of interest as a result of this Amendment).

     3. Except as expressly modified herein, the Note shall remain in full force and effect .

     4. This Amendment may be signed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed one and the same document.


     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.


     APPLIED MICRO CIRCUITS CORPORATION



     BY:  [SIGNATURE]                         [SIGNATURE]
          ----------------                    ----------------

                                              Roger A. Smullen


     TITLE:_______________________

                      APPLIED MICRO CIRCUITS CORPORATION

                      THIRD AMENDMENT TO PROMISSORY NOTE



     THIS THIRD AMENDMENT TO PROMISSORY NOTE (the "Amendment"), effective as of January 30, 1997, is entered into by and between Applied Micro Circuits Corporation, a California corporation (the "Company"), and Roger A. Smullen ("Optionee"), and is entered into with respect to the Promissory Note (the "Note") dated as of January 30, 1992, pursuant to which the Company loaned Optionee an aggregate principal amount of $36,431.25.


     The parties wish to amend the Note.


     NOW, THEREFORE, the Company and Optionee hereby agree as follows:

     1. The principal and accrued interest under the Note shall be due and payable in full on January 30, 1998.

     2. Interest shall accrue on the unpaid principal balance of the Note following the date of this Amendment at the rate of 5.91% per annum, compounded annually (the minimum applicable federal rate necessary to avoid imputation of interest as a result of this Amendment).

     3. Except as expressly modified herein, the Note shall remain in full force and effect .

     4. This Amendment may be signed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed one and the same document.


     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.


     APPLIED MICRO CIRCUITS CORPORATION



     BY:  [SIGNATURE]                         [SIGNATURE]
          ------------------                  ------------------

                                              Roger A. Smullen


     TITLE:__________________________